SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported)
April 30, 2002

PRIVATE BUSINESS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

9020 Overlook Boulevard, Brentwood, Tennessee 37027

(Address of principal executive offices)

(615) 221-8400

(Registrant’s telephone number, including area code:)

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Press Release dated April 30, 2002

Item 5. Other Events.

On April 30, 2002, the Company issued the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1	Press Release dated April 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By: /s/ Michael Berman

Michael Berman Assistant Secretary
Date:	May 2, 2002

EXHIBIT INDEX

99.1	Press Release dated April 30,2002